PROFUNDS
Falling U.S. Dollar ProFund (Investor Class FDPIX / Service Class FDPSX)
Rising Rates Opportunity 10 ProFund (Investor Class RTPIX / Service Class RTPSX)
Short Energy ProFund (Investor Class SNPIX / Service Class SNPSX)
Short Real Estate ProFund (Investor Class SRPIX / Service Class SRPSX)
UltraShort China ProFund (Investor Class UHPIX / Service Class UHPSX)
UltraShort Emerging Markets ProFund (Investor Class UVPIX / Service Class UVPSX)
UltraShort International ProFund (Investor Class UXPIX / Service Class UXPSX)
UltraShort Japan ProFund (Investor Class UKPIX / Service Class UKPSX)
UltraShort Latin America ProFund (Investor Class UFPIX / Service Class UFPSX)
(each, a “Fund” and collectively, the “Funds”)
Supplement dated September 28, 2026
to each Fund’s Summary Prospectus, Statutory Prospectus, and Statement of Additional Information,
each dated November 28, 2025, as supplemented or amended
* * * * *
On September 28, 2026, the Board of Trustees of ProFunds approved a Plan of Liquidation and Termination for the following funds.
Fund Name	Investor Class / Service Class
Falling U.S. Dollar ProFund	FDPIX / FDPSX
Rising Rates Opportunity 10 ProFund	RTPIX / RTPSX
Short Energy ProFund	SNPIX / SNPSX
Short Real Estate ProFund	SRPIX / SRPSX
UltraShort China ProFund	UHPIX / UHPSX
UltraShort Emerging Markets ProFund	UVPIX / UVPSX
UltraShort International ProFund	UXPIX / UXPSX
UltraShort Japan ProFund	UKPIX / UKPSX
UltraShort Latin America ProFund	UFPIX / UFPSX
Effective October 22, 2026, the Funds will no longer accept purchases of new shares. Shareholders may continue to reinvest dividends and distributions in the Funds until October 27, 2026.
It is anticipated that each Fund will be liquidated on or about November 13, 2026 (the “Liquidation Date”). On or about October 27, 2026, each Fund will begin liquidating its portfolio and will not be managed in accordance with its investment objective or engage in normal business activities, except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.
Any shareholders remaining in each Fund on the Liquidation Date will automatically have their shares redeemed at the net asset value of such shares after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities, including any costs of liquidating the Fund. Proceeds of the liquidation are currently expected to be sent to shareholders on or about the Liquidation Date.
Each Fund may distribute to its shareholders capital gains and net investment income on or before the Liquidation Date. These cash distributions are taxable events. Shareholders should consult their tax advisor about any potential tax consequences.
IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS
If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares or of any resulting IRA or retirement plan distribution, the ability to roll over any distribution, and any tax-savings options you may have. If you receive a distribution and you are eligible to complete a rollover to an eligible IRA or retirement plan, the rollover must occur within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income.

Failure to take action to transfer your balance prior to the liquidation of your Fund or complete a 60-day rollover to an eligible IRA or retirement plan of a distribution may result in a taxable distribution from your IRA or retirement plan account. You could also be subject to an additional tax on early distributions under certain circumstances. In addition, you may be subject to tax withholding from your liquidation depending on how you set up your account at initiation. Please consult your tax advisor if you have any questions regarding the impact of the liquidation on your IRA or other retirement or tax-deferred account. The Funds do not provide tax advice.
For more information, please contact the Funds at 1-866-776-3637
Please retain this supplement for future reference.